DIRECTOR CLASSIC
FILE NO. 333-69485

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO

Supplement dated November 12, 2020 to your Prospectus dated May 1, 2020

The Board of Directors of the Victory Variable Insurance Funds approved a Plan of Liquidation for the Victory Variable Insurance Diversified Stock Fund (the “Fund”). Effective on or about December 28, 2020, any Contract Value allocated to the Portfolio’s Sub-Account will be transferred to the Invesco V.I. Government Money Market Fund Sub-Account.

Due to the liquidation of the Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades after the close of business on December 18, 2020 (the “closing date”). You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on the closing date:

•DCA, Asset Rebalancing and/or InvestEase® Programs: If you are enrolled in a DCA,, Asset Rebalancing and/or InvestEase® Program that includes the Fund you may provide us alternative instructions prior to the closing date. If you do not provide us alternative instructions prior to closing date, we will automatically update your DCA, Asset Rebalancing and/or InvestEase® Program to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account;

•Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Fund, your income payments will continue to come out of the Fund until the Fund liquidates on December 28, 2020. Upon the Fund’s liquidation, all Contract Value in the Fund will be automatically transferred to the Invesco V.I. Government Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account, unless you provide us alternative instructions prior to December 28, 2020;

•Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Fund, the model will be automatically updated on the closing date to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.

Upon completion of the termination and liquidation of the Fund, all references to the Fund in the prospectus are deleted.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

HV-7814